UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant To Section 13 or 15(D)
                     of the Securities Exchange Act of 1934


                 Date of earliest event reported: MAY 16, 2005


                        GLOBAL ENTERTAINMENT CORPORATION
               (Exact name of registrant as specified in charter)


          Nevada                        0-50643                  86-0933274
(State or Other Jurisdiction          (Commission               (IRS Employer
    of Incorporation)                 File Number)           Identification No.)


                           4909 E. McDowell, Suite 104
                           Phoenix, Arizona 85008-4293
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (480) 994-0772

ITEM 8.01. OTHER EVENTS

     On May 16, 2005 Global Entertainment Corporation ("GEC") issued a news release to announce council's approval for new multipurpose convention and events center, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         Exhibit No.                         Description
         -----------                         -----------
            99.1 Press release of Global Entertainment Corporation dated May 16, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      GLOBAL ENTERTAINMENT CORPORATION


Date: May 16, 2005                    /s/ Richard Kozuback
                                      ----------------------------------------
                                      Richard Kozuback
                                      President and
                                      Chief Executive Officer

                                  EXHIBIT INDEX


         Exhibit No.                         Description
         -----------                         -----------
            99.1 Press release of Global Entertainment Corporation dated May 16, 2005